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                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                        SUPPLEMENT DATED DECEMBER 7, 2011
                   TO THE SUPPLEMENT DATED SEPTEMBER 19, 2011
             TO THE PROSPECTUSES DATED MAY 1, 2011 (AS SUPPLEMENTED)

This supplement updates the supplement dated September 19, 2011 (the "Original Supplement") to the prospectuses dated May 1, 2011 (as supplemented) for the following variable annuity contracts issued by MetLife Investors USA Insurance Company ("we," "us," or "our"): Series VA (offered between March 22, 2001 and October 7, 2011); Series VA-4 (offered between May 1, 2011 and October 7, 2011); Series L-4 Year (offered between November 22, 2004 and October 7, 2011); Series C (offered between September 4, 2001 and October 7, 2011); Series S (offered between April 30, 2007 and October 7, 2011) and Series S - L Share Option; and Series XTRA 6. The Original Supplement described the subsequent purchase payment restrictions for contracts with the optional GMIB Max or EDB Max riders.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

I.   GMIB MAX - RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS

If we received your application and necessary information, in good order, at our MetLife Annuity Service Center after the close of the New York Stock Exchange on September 23, 2011 and on or before October 7, 2011, and you elected the GMIB Max optional benefit, we will not accept subsequent purchase payments from you after the close of the New York Stock Exchange on February 24, 2012. However, we will accept a subsequent purchase payment received after February 24, 2012 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Internal Revenue Code that we accepted, and which was received by our MetLife Annuity Service Center in good order, before the close of the New York Stock Exchange on February 24, 2012. Please see "Investment Allocation Restrictions for Certain Riders - Potential Restrictions on Subsequent Purchase Payments" and "Living Benefits - Guaranteed Income Benefits - Potential Restrictions on Subsequent Purchase Payments for GMIB Max" in the prospectus.

II.  EDB MAX - RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS

If we received your application and necessary information, in good order, at our MetLife Annuity Service Center after the close of the New York Stock Exchange on September 23, 2011 and on or before October 7, 2011, and you elected the EDB Max optional benefit, we will not accept subsequent purchase payments from you after the close of the New York Stock Exchange on February 24, 2012. However, we will accept a subsequent purchase payment received after February 24, 2012 if the purchase payment was initiated by paperwork for a direct transfer or an

                                                                  SUPP-USASP1211

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exchange under Section 1035 of the Internal Revenue Code that we accepted, and which was received by our MetLife Annuity Service Center in good order, before the close of the New York Stock Exchange on February 24, 2012. Please see "Investment Allocation Restrictions for Certain Riders - Potential Restrictions on Subsequent Purchase Payments" and "Optional Death Benefits - EDB Max and Enhanced Death Benefit II - Potential Restrictions on Subsequent Purchase Payments for EDB Max" in the prospectus.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Distributor:
MetLife Investors Distribution Company                 Telephone: (800) 343-8496
5 Park Plaza, Suite 1900, Irvine, CA 92614


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